REX FANG & INNOVATION EQUITY PREMIUM INCOME ETF

PROSPECTUS

September 1, 2023, as amended September 25, 2023

This prospectus describes the REX FANG & Innovation Equity Premium Income ETF (the “Fund”) which is authorized to offer one class of shares by this prospectus.

Fund	Ticker	Principal U.S. Listing Exchange
REX FANG & Innovation Equity Premium Income ETF	FEPI	NASDAQ Stock Market®

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY – REX FANG & INNOVATION EQUITY PREMIUM INCOME ETF

INVESTMENT OBJECTIVE

REX FANG & Innovation Equity Premium Income ETF’s (the “Fund”) investment objectives are capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee(1)	0.65%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.65%

(1)	Under the Investment Advisory Agreement, REX Advisers, LLC (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

(2)	Other Expenses are estimated for the Fund’s initial fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The example also assumes that your investment has a five percent (5%) return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years
REX FANG & Innovation Equity Premium Income ETF	$66	$208

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not have any portfolio turnover information available.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks current income while maintaining the opportunity for exposure to the share price (i.e., the price returns) of the securities of the companies comprising the Solactive FANG Innovation Index (the “Index”). The Fund seeks to employ its investment strategy regardless of whether there are periods of adverse market, economic, or other conditions and will not seek to take temporary defensive positions during such periods. As further described below, the Fund uses a covered call strategy to provide income and exposure to the share price returns of the companies comprising the Index. The Fund’s options contracts provide:

●	exposure to the share price returns, and
●	current income from the option premiums

About the Index

The Solactive FANG Innovation Index, the benchmark Index for the Fund, includes 15 technology stocks. There are 8 core-components in the Index: Apple (AAPL), Amazon (AMZN), Meta Platforms (META), Alphabet (GOOGL), Microsoft (MSFT), Netflix (NFLX), NVIDIA (NVDA), and Tesla (TSLA). The remaining 7 stocks within the Index are determined by selecting the top traded names from a universe of these FactSet Industries::

●	Semiconductors
●	Electronic Components
●	Electronic Equipment/Instruments
●	Telecommunications Equipment
●	Computer Processing Hardware
●	Computer Peripherals
●	Computer Communications
●	Electronic Production Equipment

●	Data Processing Services
●	Information Technology Services
●	Packaged Software
●	Internet Software/Services

Each of the 8 “core” holdings in the portfolio are recognizable, large-cap technology companies domiciled in the United States, with the remaining 7 “non-core” components coming from the top traded U.S. technology stocks. These non-core holdings are meant to reflect the potential evolution of investor demand in the market; they are reconstituted quarterly according to trading volumes and may change from time to time.

The Index rebalances monthly and reconstitutes quarterly. The Index’s underlying composition is equally weighted across all stocks, providing a unique benchmark that allows for a uniform performance-driven approach to investing. While market capitalization weighted indices can be dominated by a few of the largest stocks in the index, an equal weighting approach allows for a more balanced exposure and reduces concentration risk.

About the Fund’s Strategy

The Fund’s strategy is to create long exposure to the Index by purchasing and rebalancing all of the stocks in the Index and to generate income by selling call options on the stocks included in the Index.

The Fund’s investment portfolio is constructed with the same securities and same equal weighting as is done by the Index. The Fund’s portfolio is rebalanced and reconstituted in the same frequency as is done by the Index. While market capitalization weighted indices can be dominated by a few of the largest stocks in the Index, the Adviser believes that an equal-weighting allows for a more diversified portfolio.

The Fund seeks to generate current income from option premiums by writing (i.e., selling) covered call options on the Fund’s portfolio securities. The writing of a call option generates income in the form of a premium paid by the option buyer. The Fund’s investment strategy is to write call options that are slightly out of the money, which will allow for some capital appreciation, as well as income generation - the degree to which the Fund’s written call options will be out of the money when written will depend on market conditions at the time; however, the Fund intends to target written call options that are not at or in the money. In general, an option contract is an agreement between a buyer and a seller that gives the purchaser of the option the right (but not the obligation) to purchase or sell the underlying asset at a specified price (the “strike price”) within a specified time period (the “expiration date”). A call option gives the purchaser of the option the right to buy, and obligates the seller (i.e., the Fund) to sell, the underlying security at the exercise price before the expiration date. In exchange for writing the option, the Fund receives income, in the form of a premium, from the option buyer. Writing call options generally is a profitable strategy if prices of the underlying securities remain stable or decrease. Since the Fund receives a premium from the purchaser of the option, the Fund partially offsets the effect of a price decline in the underlying security. At the same time, because the Fund must be prepared to deliver the underlying security in return for the strike price, even if its current value is greater, the Fund gives up some ability to participate in the underlying security price increases. A “covered call” option written by the Fund is a call option with respect to which the Fund owns the underlying security.

The Fund’s Use Of Option Contracts

The Fund may purchase and sell a combination of standardized exchange-traded and FLexible EXchange® Options (“FLEX Options”) call option contracts that are based on the value of the price returns of the underlying instrument.

Standardized exchange-traded options include standardized terms. FLEX Options are also exchange-traded, but they allow for customizable terms (e.g., the strike price can be negotiated). For more information on FLEX Options, see “Exchange Traded Options Portfolio”.

PRINCIPAL INVESTMENT RISKS

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any government agency. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund’s Investments”.

Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that the Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in the Index, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation, and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the underlying instrument and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the values of the options contracts in which it invests are substantially influenced by the values of the underlying instruments. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to expiry, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. As the options contracts are exercised or expire the Fund will enter into new options contracts, a practice referred to as rolling.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (cleared derivatives). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (clearing members) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing members individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing members bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing members customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing members default. This risk is greater for the Fund as it seeks to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Fund’s behalf. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Index over the Call Period. This means that if the individual stocks comprising the Index experiences an increase in value above the strike price of the sold call options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the individual stocks comprising the Index over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the individual stocks comprising the Index over each Call Period, but has full exposure to any decreases in value experienced by the individual stocks comprising the Index over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the individual stocks comprising the Index. The degree of participation in the gains of the individual stocks comprising the Index experienced by the Fund will depend on prevailing market conditions, especially market volatility, at the time the Fund sells call option contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the individual stocks comprising the Index, changes in interest rates, changes in the actual or perceived volatility of Index and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the individual stocks comprising the Index changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the individual stocks comprising the Index. The amount of time remaining until the options contracts expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the prices of the individual stocks comprising the Index will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the individual stocks comprising the Index.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current monthly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the monthly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Call Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s call writing strategy will impact the extent to which the Fund participates in the positive price returns of the individual stocks comprising the Index and, in turn, the Fund’s returns, both during the term of the sold call options and over longer time periods. If, for example, each month the Fund were to sell 7% out-of-the-money call options having a one-month term, the Fund’s participation in the positive price returns of the individual stocks comprising the Index will be capped at 7% in any given month. However, over a longer period (e.g., 5 months), the Fund should not be expected to participate fully in the first 35% (i.e., 5 months x 7%) of the positive price returns of the individual stocks comprising the Index, or the Fund may even lose money, even if the prices of the individual stocks comprising the Index have appreciated by at least that much over such period, if during any month over that period the individual stocks comprising the Index had a return less than 7%. This example illustrates that both the Fund’s participation in the positive price returns of the individual stocks comprising the Index and its returns will depend not only on the price of the individual stocks comprising the Index but also on the paths that the individual stocks comprising the Index take over time.

FLEX Options Risk. The Fund may invest in FLEX Options issued and guaranteed for settlement by The Options Clearing Corporation (“OCC”). The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

Technology Industry Risk. The stock prices of technology and technology-related companies and, therefore, the value of the Fund, may experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

The Index’s constituents are concentrated in the technology sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the level of the Index. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both in the U.S. and internationally. Stocks of technology companies and companies that rely heavily on technology tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Any of these factors could impact the Index, and adversely impact the Fund.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through hacking or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

ETF Risks. The Fund is an exchange-traded fund, and, as a result of an ETF’s structure, it is exposed to the following risks:

●	Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

●	Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

New Adviser Risk. The Adviser is newly formed and has not previously managed an ETF. Accordingly, investors in the Fund bear the risk that the Adviser’s inexperience may limit its effectiveness.

Non-Diversification Risk. Because the Fund is non-diversified, it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

PERFORMANCE HISTORY

The Fund does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current net asset value per share, is available by calling toll-free at (844) 802-4004.

INVESTMENT ADVISER AND SUB-ADVISER

REX Advisers, LLC (the “Adviser”) is the investment adviser to the Fund.

Vident Asset Management (“Vident” or the “Sub-Adviser”) is the sub-adviser to the Fund.

Portfolio Managers

Sub-Adviser’s Portfolio Managers: Ryan Dofflemeyer, Senior Portfolio Manager of Vident, and Austin Wen, CFA, Portfolio Manager of Vident, have been portfolio managers of the Fund since its inception in September 2023.

PURCHASE AND SALE OF FUND SHARES

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 25,000 shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange (i.e., NASDAQ). The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.rexshares.com.

TAX INFORMATION

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals will be taxed.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (e.g., a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Investment Objective

REX FANG & Innovation Equity Premium Income ETF’s (the “Fund”) investment objectives are capital appreciation and current income.

The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks current income while maintaining the opportunity for exposure to the share price (i.e., the price returns) of the securities of the companies comprising the Solactive FANG Innovation Index (the “Index”). The Fund seeks to employ its investment strategy regardless of whether there are periods of adverse market, economic, or other conditions and will not seek to take temporary defensive positions during such periods. As further described below, the Fund uses a covered call strategy to provide income and exposure to the share price returns of the companies comprising the Index. The Fund’s options contracts provide:

●	exposure to the share price returns, and
●	current income from the option premiums

About the Index

The Solactive FANG Innovation Index, the benchmark Index for the Fund, includes 15 technology stocks. There are 8 core-components in the Index: Apple (AAPL), Amazon (AMZN), Meta Platforms (META), Alphabet (GOOGL), Microsoft (MSFT), Netflix (NFLX), NVIDIA (NVDA), and Tesla (TSLA). The remaining 7 stocks within the Index are determined by selecting the top traded names from a universe of these FactSet Industries:

●	Semiconductors
●	Electronic Components
●	Electronic Equipment/Instruments
●	Telecommunications Equipment
●	Computer Processing Hardware
●	Computer Peripherals
●	Computer Communications
●	Electronic Production Equipment
●	Data Processing Services
●	Information Technology Services
●	Packaged Software
●	Internet Software/Services

Each of the 8 “core” holdings in the portfolio are recognizable, large-cap technology companies domiciled in the United States, with the remaining 7 “non-core” components coming from the top traded U.S. technology stocks. These non-core holdings are meant to reflect the potential evolution of investor demand in the market; they are reconstituted quarterly according to trading volumes and may change from time to time.

The Index rebalances monthly and reconstitutes quarterly. The Index’s underlying composition is equally weighted across all stocks, providing a unique benchmark that allows for a uniform performance-driven approach to investing. While market capitalization weighted indices can be dominated by a few of the largest stocks in the index, an equal weighting approach allows for a more balanced exposure and reduces concentration risk.

Solactive AG (“Solactive”) is the licensor of the Solactive FANG Innovation Index™ (the “Index”).  The financial instruments that are based on the Index are not sponsored, endorsed, promoted or sold by Solactive and Solactive makes no  express or implied representation, guarantee or assurance with regard to: (a) the advisability in investing in the financial instruments; (b) the quality, accuracy and/or completeness of the Index; and/or (c) the results obtained or to be obtained by any person or entity from the use of the Index.  Solactive does not guarantee the accuracy and/or the completeness of the Index and shall not have any liability for any errors or omissions with respect thereto. Notwithstanding Solactive’s obligations to its licensees, Solactive reserves the right to change the methods of calculation or publication and Solactive shall not be liable for any miscalculation of or any incorrect, delayed or interrupted publication with respect to the Index. Solactive shall not be liable for any damages, including, without limitation, any loss of profits or business, or any special, incidental, punitive, indirect or consequential damages suffered or incurred as a result of the use (or inability to use) of the Index.

About the Fund’s Strategy

The Fund’s strategy is to create long exposure to the Index by purchasing and rebalancing all of the stocks in the Index and to generate income by selling call options on the stocks included in the Index.

The Fund’s investment portfolio will be constructed with the same securities and same equal weighting as is done by the Index. The Fund’s portfolio will be rebalanced and reconstituted in the same frequency as is done by the Index. While market capitalization weighted indices can be dominated by a few of the largest stocks in the Index, the Adviser believes that an equal-weighting allows for a more diversified portfolio.

The Fund seeks to generate current income from option premiums by writing (i.e., selling) covered call options on the Fund’s portfolio securities. The writing of a call option generates income in the form of a premium paid by the option buyer. The Adviser intends to write call options that are slightly out of the money, which will allow for some capital appreciation, as well as income generation. In general, an option contract is an agreement between a buyer and a seller that gives the purchaser of the option the right (but not the obligation) to purchase or sell the underlying asset at a specified price (the “strike price”) within a specified time period (the “expiration date”). A call option gives the purchaser of the option the right to buy, and obligates the seller (i.e., the Fund) to sell, the underlying security at the exercise price before the expiration date. In exchange for writing the option, the Fund receives income, in the form of a premium, from the option buyer. Writing call options generally is a profitable strategy if prices of the underlying securities remain stable or decrease. Since the Fund receives a premium from the purchaser of the option, the Fund partially offsets the effect of a price decline in the underlying security. At the same time, because the Fund must be prepared to deliver the underlying security in return for the strike price, even if its current value is greater, the Fund gives up some ability to participate in the underlying security price increases. A “covered call” option written by the Fund is a call option with respect to which the Fund owns the underlying security.

Exchange Traded Options Portfolio

The Fund may purchase and sell exchange traded call options contracts. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

FLexible EXchange® Options (“FLEX Options”) are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (OTC) options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX Options in which the Funds may invest are all European style options (options that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund will achieve its respective investment objective. The following information is in addition to, and should be read along with, the description of the Fund’s principal investment risks in the section titled “Fund Summary - Principal Investment Risks” above. Following the Fund-specific underlying instruments risks, the remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears.

Call Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s call writing strategy will impact the extent to which the Fund participates in the positive price returns of the underlying instrument and, in turn, the Fund’s returns, both during the term of the sold call options and over longer time periods. If, for example, each month the Fund were to sell 7% out-of-the-money call options having a one-month term, the Fund’s participation in the positive price returns of the applicable underlying instrument will be capped at 7% in any given month. However, over a longer period (e.g., 5 months), the Fund should not be expected to participate fully in the first 35% (i.e., 5 months x 7%) of the positive price returns of the underlying instrument, or the Fund may even lose money, even if the underlying instrument share prices have appreciated by at least that much over such period, if during any month over that period some of the underlying instruments had a return less than 7%. This example illustrates that both the Fund’s participation in the positive price returns of the underlying instruments and their returns will depend not only on the price of the underlying instrument but also on the path that such stock takes over time.

FLEX Options Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the reference asset. Factors that may influence the value of the FLEX Options, other than gains or losses in the reference asset, may include interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options and changing volatility levels of the reference asset.

FLEX Options are listed on an exchange; however, it is not guaranteed that a liquid secondary trading market will exist. In the event that trading in the FLEX Options is limited or absent, the value of the FLEX Options may decrease.

Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that the Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in the Index, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (cleared derivatives). In a transaction involving cleared derivatives, a Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (clearing members) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing members individual customers. As a result, assets deposited by a Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of a Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of a Fund might not be fully protected in the event of the clearing members bankruptcy, as a Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing members customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing members default. This risk is greater for the Fund as it seeks to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Fund’s behalf. If a clearing member defaults a Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If a Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Technology Industry Risk. The stock prices of technology and technology-related companies and, therefore, the value of the Fund, may experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

The Index’s constituents are concentrated in the technology sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the level of the Index. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both in the U.S. and internationally. Stocks of technology companies and companies that rely heavily on technology tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Any of these factors could impact the Index, and adversely impact the Fund.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems through hacking or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which a Fund invests or a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, can also subject a Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions.

Certain of a Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact such Funds after-tax returns.

In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, the values of the options contracts in which the Fund invests are substantially influenced by the values of the applicable underlying instruments. The Fund may experience substantial downside from specific option positions and certain option positions held by a Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to expiry, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the reference asset, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. As the options contracts are exercised or expire the Fund will enter into new options contracts, a practice referred to as rolling.

Distribution Risk. As part of the Fund’s investment objectives, the Fund seeks to provide current monthly income. There is no assurance that the Fund will make a distribution in any given month. If a Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, monthly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

ETF Risk.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. For example, a Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, a Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, a Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on a Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of a Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although shares are listed on a national securities exchange, such as the Exchange, and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the shares will develop or be maintained or that the shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as they seek to have exposure to a single underlying instrument as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of a Fund’s underlying portfolio holdings, which can be significantly less liquid than shares. Shares trade on the Exchange at market price that may be below, at or above a Fund’s NAV. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange circuit breaker rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Issuers securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, a Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater to the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If a Fund is forced to sell an illiquid security at an unfavorable time or price, such Fund may be adversely impacted. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

NAV Erosion Risk Due to Distributions. If the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions, if any, by the Fund may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

New Fund Risk. The Fund is recently organized with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions. There can be no assurance that the Fund will grow to or maintain an economically viable size.

New Adviser Risk. The Adviser is newly formed and has not previously managed an ETF. Accordingly, investors in the Fund bear the risk that the Adviser’s inexperience may limit its effectiveness.

Non-Diversification Risk. Because the Fund is non-diversified, the Fund may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause a Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on such Funds’ performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which such Fund will participate in increases in value experienced by the applicable underlying instrument over the Call Period. This means that if the underlying instrument experiences an increase in value above the strike price of the sold call options during a Call Period, the applicable Fund will likely not experience that increase to the same extent and may significantly underperform such underlying instrument over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the underlying instrument over each Call Period but has full exposure to any decreases in value experienced by the underlying instrument over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the underlying instrument. The degree of participation in underlying instrument gains a Fund will depend on prevailing market conditions, especially market volatility, at the time the Fund sells call option contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the underlying instrument, changes in interest rates, changes in the actual or perceived volatility of the underlying instrument and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the underlying instrument changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore a Fund’s NAV, will change. However, it is not expected for a Fund’s NAV to directly correlate on a day-to-day basis with the returns of the underlying instrument. The amount of time remaining until the option contracts expiration date affects the impact of the potential options contract income on a Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the underlying instrument will result in changes to a Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the underlying instrument.

Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If a Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If a Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If a Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

MANAGEMENT

The Investment Adviser. REX Advisers, LLC (the “Adviser”), 1241 Post Road, Second Floor, Fairfield, Connecticut  06824, is the investment adviser for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company and was organized in 2023.

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund (the “Investment Advisory Agreement”), the Adviser is responsible for the day-to-day management of the Fund’s investments. The Adviser also: (i) furnishes the Fund with office space and certain administrative services; and (ii) provides guidance and policy direction in connection with its daily management of the Fund’s assets, subject to the authority of the Board. For its services, the Adviser is entitled to receive an annual management fee calculated daily and payable monthly, as a percentage of the Fund’s average daily net assets, at the rate of 0.65%.

Under the Investment Advisory Agreement, the Adviser has agreed, at its own expense and without reimbursement from the Fund, to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Manager-of-Managers Structure

The Adviser and the Trust have filed an application for an exemptive order from the SEC that, if granted, will allow the Fund to operate in a “manager of managers” structure whereby the Adviser, as the Fund’s investment adviser, can appoint and replace both wholly owned and unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval but without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Fund will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. If granted, the SEC exemptive order will provide the Fund with greater efficiency and without incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisers.

The use of the Manager of Managers Structure with respect to the Fund will be subject to certain conditions that will be set forth in the SEC exemptive order. Under the Manager of Managers Structure, the Adviser will have the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. The Adviser will also, subject to the review and approval of the Board: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment objective, policies and restrictions. Subject to the review of the Board, the Adviser will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.

As of the date of this prospectus, the SEC has not granted the Adviser’s and Trust’s application for an exemptive order to operate in the Manager of Managers structure, and there is no guarantee that such order will be granted. The Trust and the Adviser will not rely on the exemptive order unless and until such order is granted.

The Sub-Adviser. The Adviser has retained Vident Asset Management (“Vident” or the “Sub-Adviser”), an investment adviser registered with the SEC, to provide sub-advisory services for the Fund. The Sub-Adviser is organized as a Delaware limited liability company with its principal offices located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, and was established in 2016.

A discussion regarding the basis for the Board approving the Investment Advisory Agreement and sub-advisory agreement for the Fund will be available in the Fund’s’ annual report once that report is produced.

The Portfolio Managers

Sub-Adviser Portfolio Managers – The Funds are managed by Vident’s portfolio management team. The individual members of the team responsible for the day to day management of the Fund’s portfolio are listed below.

Ryan Dofflemeyer has over 16 years of trading and portfolio management experience across various asset classes including both ETFs and mutual funds. He is Senior Portfolio Manager for Vident, specializing in managing and trading of global equity and multi-asset portfolios. Prior to joining Vident, he was a Senior Portfolio Manager at ProShares for over $3 billion in ETF assets across global equities, commodities, and volatility strategies. Before that, he was a Research Analyst at the Investment Company Institute in Washington DC. Mr. Dofflemeyer holds a BA from the University of Virginia and an MBA from the University of Maryland.

Austin Wen, CFA has 8 years of investment management experience. He is a Portfolio Manager at Vident and has been with the firm since 2014, specializing in portfolio management and trading, of equity portfolios and commodities-based portfolios, as well as risk monitoring, and investment analysis. Previously, he was an analyst for Vident Financial, working on the development and review of investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership in the Fund.

The Trust

The Fund is a non-diversified series of the ETF Opportunities Trust, an open-end management investment company organized as a Delaware statutory trust on March 18, 2019. The Board supervises the operations of the Funds according to applicable state and federal law, and the Board is responsible for the overall management of the Fund’s business affairs.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Complete holdings are published on the Fund’s website on a daily basis. Please visit the Fund’s website at www.rexshares.com. In addition, the Fund’s complete holdings (as of the dates of such reports) are available in reports on Form N-PORT and Form N-CSR filed with the SEC.

HOW TO BUY AND SELL SHARES

Most investors will buy and sell shares of the Fund through broker-dealers at market prices. Shares of the Fund are listed for trading on the Exchange and on the secondary market during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. Shares of the Fund are traded under the trading symbol FEPI. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The NAV of the Fund’s shares is calculated at the close of regular trading on the Exchange, generally 4:00 p.m. New York time, on each day the Exchange is open. The NAV of the Fund’s Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of Shares outstanding of the Fund.

In calculating its NAV, a Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments.

Fair value pricing is used by a Fund when market quotations are not readily available or are deemed to be unreliable or inaccurate based on factors such as evidence of a thin market in the security or a significant event occurring after the close of the market but before the time as of which a Fund’s NAV is calculated. When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

APs may acquire shares directly from each Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of at least 25,000 shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within two (2) days after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven (7) days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. The Fund anticipates regularly meeting redemption requests primarily through in-kind redemptions. However, the Fund reserves the right to pay all or portion of the redemption proceeds to an AP in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs, and the vast majority of trading in shares occurs on the secondary market. Because the secondary market trades do not directly involve a Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with a Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, direct trading by APs is critical to ensuring that shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. The Fund expects to typically satisfy redemptions in-kind. However, if the Fund satisfies a redemption in cash this may result in the Fund selling portfolio securities to obtain cash to meet net fund redemptions which can have an adverse tax impact on taxable shareholders. These sales may generate taxable gains for the ongoing shareholders of the fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid at least monthly by the Fund. The Fund will distribute its net realized capital gains, if any, to shareholders at least annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Taxes

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

-	The Fund makes distributions,

-	You sell your shares listed on the Exchange, and

-	You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (e.g., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to U.S. federal income tax for U.S. non-corporate shareholders who satisfy those restrictions with respect to their shares at the rate for net capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to U.S. corporations (the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to U.S. federal income tax (excluding REITs) and excludes dividends from foreign corporations) subject to similar restrictions. However, dividends a U.S. corporate shareholder deducts pursuant to that deduction are subject indirectly to the U.S. federal alternative minimum tax. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses affect the Fund’s performance.

In general, distributions received from the Fund are subject to U.S. federal income tax when they are paid, whether taken in cash or reinvested in the Fund (if that option is available). Distributions reinvested in additional shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. A distribution will reduce a Fund’s NAV per share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to backup withhold twenty-four percent (24%) of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one (1) year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any cash it pays. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one (1) year and as short-term capital gain or loss if the shares have been held for one (1) year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “Taxes” in the SAI for a description of the requirement regarding basis determination methods applicable to share redemptions and the Fund’s obligation to report basis information to the Service.

At the time that this prospectus is being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Taxes” in the SAI for more information.

FUND SERVICE PROVIDERS

Commonwealth Fund Services, Inc. (the “Administrator”) is the Funds’ administrator. The firm is primarily in the business of providing administrative services to retail and institutional mutual funds and exchange-traded funds.

Citi Fund Services Ohio, Inc. (“Citi”) serves as the Fund’s fund accountant, and it provides certain other services to the Fund not provided by the Administrator. Citi is primarily in the business of providing administrative, fund accounting services to retail and institutional exchange-traded funds and mutual funds.

Citibank, N.A., serves as the Fund’s custodian and transfer agent.

Foreside Fund Services, LLC (the “Distributor”) serves as the Distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares.

Practus, LLP serves as legal counsel to the Trust and the Fund.

Cohen & Company, Ltd., serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

OTHER INFORMATION

Disclaimer

REX® is a registered trademark of REX Shares, LLC (“REX”), which has been licensed for certain purposes by the Adviser and the Fund.  Solactive® is a registered trademark of Solactive AG, which has been licensed for use by REX, the Adviser, and the Fund. The “Solactive FANG Innovation Index” is a product of Solactive AG and has been licensed for use by REX, the Adviser and by the Fund. The Fund is not sponsored, endorsed, sold by REX, its affiliates (including the Adviser), or by Solactive AG and none of REX, its affiliates (including the Adviser) or Solactive AG makes any representation regarding the advisability of investing in such product(s).

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by a Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Premium/Discount Information

When available, information regarding how often the shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund will be available at www.rexshares.com.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date hereof, no financial highlights are available. In the future, financial highlights will be presented in this section of the Prospectus.

FOR MORE INFORMATION

You will find more information about the Fund in the following documents:

The Fund’s annual and semi-annual reports will contain more information about the Fund. The Fund’s annual report will contain a discussion of the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund’s SAI dated September 1, 2023, as amended September 25, 2023, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports, and SAI by writing to REX ETFs, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling the Fund toll-free at (844) 802-4004, by email at: mail@ccofva.com. The Fund’s annual and semi-annual reports, prospectus and SAI are all available for viewing/downloading at www.rexshares.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Copies of these documents and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following email address: publicinfo@sec.gov.

(Investment Company Act File No. 811-23439)